POWER OF ATTORNEY

      I, the undersigned Trustee of Pioneer Series Trust IV (the "Trust"), hereby constitute and appoint John F. Cogan, Jr., Osbert M. Hood, Dorothy E. Bourassa, John Carey and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below: (i) the Trust's Registration Statement on Form N-14, and any and all amendments thereto, with respect to the proposed reorganizations of Pioneer America Income Trust into Pioneer Government Income Fund, and Pioneer Balanced Fund into Pioneer Classic Balanced Fund, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

      IN WITNESS WHEREOF, I have hereunder set my hand on this 13th day of May, 2006.

/s/ David R. Bock                           /s/ Margaret B.W. Graham
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David R. Bock                               Margaret B.W. Graham

/s/ Mary K. Bush                            /s/ Thomas J. Perna
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Mary K. Bush                                Thomas J. Perna

/s/ John F. Cogan, Jr.                      /s/ Marguerite A. Piret
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John F. Cogan, Jr.                          Marguerite A. Piret

                                            /s/ John Winthrop
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                                            John Winthrop